Exhibit 99.1

E-Debit Global Corporation Announces Results of the Annual Meeting of Shareholders and Election of all Directors

TACOMA, Washington (March 28, 2018) – E-Debit Global Corporation (OTCMKTS – “WSHE.PK”) (“E-Debit” or the “Corporation”) held its Annual Meeting of Shareholders on March 28, 2018 in Tacoma, Washington. A total of 570,455,372 common shares, representing 67.4% of the shares outstanding (845,910,852) were represented in person and by proxy at the meeting.

The following resolutions were voted upon at the Annual Meeting of the Holders of Common Shares of the Corporation. Each of the resolutions set out below is described in greater detail in the Notice of Annual Meeting of Shareholders and Management Information Statement dated March 6, 2018 and available on the Corporation’s website http://www.edebitglobal.com/ . The results of the vote are set out as follows:

1.	Election of Directors

Nominee	Shares Voted For in Person at the Meeting	Shares Voted For by Proxy	Total Shares Voted For	Per Cent	Votes Against	Per Cent
Douglas N Mac Donald	289,722,065	280,733,307	570,455,372	67.4%	0	0%
Jake George	289,722,065	280,733,307	570,455,372	67.4%	0	0%
Judy Campbell	289,722,065	280,733,307	570,455,372	67.4%	0	0%
Brendan McKenna	289,722,065	280,733,307	570,455,372	67.4%	0	0%

2i.	Approval of Prepared Financial Statements for the years 2014, 2015, 2016 and 2017

Shares Voted For in Person at the Meeting	Shares Voted For by Proxy	Total Shares Voted For	Per Cent	Votes Against	Per Cent
289,722,065	280,733,307	570,455,372	67.4%	0	0%

2ii.	Appointment of US Auditor – Steven McCollum, Certified Public Accountant

Shares Voted For in Person at the Meeting	Shares Voted For by Proxy	Total Shares Voted For	Per Cent	Votes Against	Per Cent
289,722,065	280,733,307	570,455,372	67.4%	0	0%

2iii.	Appointment of Canadian Auditor – Sam Yeung, Certified Public Accountant

Shares Voted For in Person at the Meeting	Shares Voted For by Proxy	Total Shares Voted For	Per Cent	Votes Against	Per Cent
289,722,065	280,733,307	570,455,372	67.4%	0	0%

3.	Approval of an Amendment to Proposal 4 of the 2017 Shareholder Meeting for Change of Name of the Corporation.

Shares Voted For in Person at the Meeting	Shares Voted For by Proxy	Total Shares Voted For	Per Cent	Votes Against	Per Cent
289,722,065	280,733,307	570,455,372	67.4%	0	0%

4.	Approval of a Change to the Corporation’s Trading Symbol.

Shares Voted For in Person at the Meeting	Shares Voted For by Proxy	Total Shares Voted For	Per Cent	Votes Against	Per Cent
289,722,065	280,733,307	570,455,372	67.4%	0	0%

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5.	Approval of an Amendment to the Corporations Articles of Incorporation and/or Bylaws to allow the Board of Directors to determine the manner in which Notice of a Shareholder Meeting either an Annual Meeting or a Special Meeting is given and/or delivered to Shareholders of Record.

Shares Voted For in Person at the Meeting	Shares Voted For by Proxy	Total Shares Voted For	Per Cent	Votes Against	Per Cent
289,722,065	280,733,307	570,455,372	67.4%	0	0%

6.	Approval of an Amendment to the Corporations Articles of Incorporation and/or Bylaws to allow the Board of Directors to impose such restrictions as is deemed to be in the best interest of the Corporation and to impose such restrictions on the transfer or registration of transfer or shares of the Corporation subject to Colorado Revised Statutes Title 7 Corporation’s and Associations §7-106-208.

Shares Voted For in Person at the Meeting	Shares Voted For by Proxy	Total Shares Voted For	Per Cent	Votes Against	Per Cent
289,722,065	280,733,307	570,455,372	67.4%	0	0%

7.	Approval of the Corporation’s purchase of the assets of AGH WA, LLC conducting business as Affordable Green Holdings (“AGH”).

Shares Voted For in Person at the Meeting	Shares Voted For by Proxy	Total Shares Voted For	Per Cent	Votes Against	Per Cent
289,722,065	280,733,307	570,455,372	67.4%	0	0%

8.	Approval and authorization granted to the Board of Directors to enter into such other asset purchases including but not limited to share purchase acquisitions which the Board fees is in the best interest of the Corporation.

Shares Voted For in Person at the Meeting	Shares Voted For by Proxy	Total Shares Voted For	Per Cent	Votes Against	Per Cent
289,722,065	280,733,307	570,455,372	67.4%	0	0%

9i.	Approval of the Corporation’s 2018 Stock Option Plans for Employees.

Shares Voted For in Person at the Meeting	Shares Voted For by Proxy	Total Shares Voted For	Per Cent	Votes Against	Per Cent
289,722,065	280,733,307	570,455,372	67.4%	0	0%

9ii.	Approval of the Corporation’s 2018 Stock Option Plans for Consultants and Advisors.

Shares Voted For in Person at the Meeting	Shares Voted For by Proxy	Total Shares Voted For	Per Cent	Votes Against	Per Cent
289,722,065	280,733,307	570,455,372	67.4%	0	0%

10.	Approval of an Amendment to the Corporations Articles of Incorporation and/or Bylaws reflecting the Roles and Responsibilities of the Chairman of the Board, the Chief Executive Officer and President which the Board of Directors fees is in the best interest of the Corporation.

Shares Voted For in Person at the Meeting	Shares Voted For by Proxy	Total Shares Voted For	Per Cent	Votes Against	Per Cent
289,722,065	280,733,307	570,455,372	67.4%	0	0%

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